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  CUSIP No.  452 55G 10 1             13G                 Page  11  of  11
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                                                                       Exhibit 1
                                                                       ---------
                                    AGREEMENT

     Pursuant to Rule 13d-1(f) (1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Impath Inc..

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     EXECUTED this 20th day of February, 1997.


                                           CROSS ATLANTIC PARTNERS K/S

                                           By: CAP/HAMBRO, L.P.
                                               Its General Partner



                                           By: /s/ Charles L. Dimmler, III
                                              ---------------------------------
                                              Charles L. Dimmler, III
                                              Authorized Officer



                                           By: CAP/HAMBRO, Inc.
                                               Its General Partner



                                           By: /s/ Charles L. Dimmler, III
                                              ---------------------------------
                                              Charles L. Dimmler, III
                                              Authorized Officer



                                           CAP/HAMBRO, INC.


                                           By: /s/ David Barnett
                                              ---------------------------------
                                              David Barnett
                                              Authorized Officer


                                           HAMBRO AMERICA, INC.


                                           By: /s/ David Barnett
                                              ---------------------------------
                                              David Barnett
                                              Authorized Officer





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